Exhibit 99.2

CB Richard Ellis Group, Inc. First Quarter 2011 Earnings Conference Call April 27, 2011

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook and ability to complete and integrate our announced acquisition of ING REIM. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our first quarter earnings report, filed on Form 8-K, and our current annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Commercial real estate recovery continued generally as anticipated Total company revenue increased 16% for Q1 2011 versus Q1 2010 to $1.2 billion Outsourcing revenue growth accelerated to 14% in Q1 2011 – balanced contribution by all geographies Investment sales posted solid growth of 34% in Q1 2011 versus Q1 2010 Leasing revenue grew 8% in Q1 2011 even with tough comparisons Investment management revenue showed a significant increase due to higher asset management and acquisition fees Normalized EBITDA increased 38% to $120.6 million in Q1 2011 with a 170 basis point margin improvement to 10.2%

Q1 CBRE Wins NEW YORK Tishman-Speyer CBRE represented Tishman-Speyer in the 1.34 million SF lease renewal for NBC Universal, Inc. at 30 Rockefeller Plaza. This was the largest leasing transaction in the first quarter of 2011 in Manhattan. FRANCE Thales Communications CBRE represented French telecommunications company, Thales Communications, in the consolidation of its Paris offices into one location. CBRE arranged 970,000 SF of leases across seven buildings in the Carré 92 business park. INDIANA Eli Lilly and Company On behalf of the landlord, Eli Lilly and Company, CBRE arranged a 404,000 SF lease at the Faris Corporate Office Campus in downtown Indianapolis. ITALY Sesto Immobiliare S.p.A and Bizzi Partners CBRE appointed to advise on one of the largest urban regeneration projects currently undertaken in Italy. CBRE will advise the firms on the 1.2M SF retail portion of the development. ILLINOIS Groupon Inc. CBRE represented Groupon Inc. in its short term renewal and expansion of 200,000 SF at 303 E. Wacker Drive in downtown Chicago. UNITED KINGDOM The Crown Estate In one of the most high-profile property deals in the European market recently, CBRE arranged the sale of a $740 million stake in London’s Regent Street. MULTIMARKET Ashford Hospitality Trust and Prudential CBRE Capital Advisors recently acted as financial advisor to a joint venture of Ashford Hospitality Trust and Prudential Real Estate Investors for the acquisition of Highland Hospitality, a private company that owns a portfolio of 28 full-service and luxury hotels. KOREA Times Square Tower CBRE has fully leased 419,877 SF at Times Square Tower, Yeongdeopo-gu. CBRE started marketing the building before its 2009 completion and the occupancy rate has been around 80%. Samsung Life Insurance Company took up the remaining vacancy.

Q1 2011 Performance Overview Q1 2011 Q1 2010 Revenue1 $1,186.1 million $1,025.9 million Net Income2 GAAP $34.4 million Adjusted $40.6 million GAAP ($6.6) million Adjusted $3.2 million EPS2,3 GAAP $0.11 Adjusted $0.13 GAAP ($0.02) Adjusted $0.01 EBITDA4 $113.0 million $75.0 million Normalized EBITDA4,5 $120.6 million $87.5 million Normalized EBITDA Margin4,5 10.2% 8.5% Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships acquired, integration and other costs related to acquisitions, cost containment expenses and the write-down of impaired assets. All EPS information is based upon diluted shares. Includes EBITDA from discontinued operations of $1.0 million for the three months ended March 31, 2011. Normalized EBITDA excludes integration and other costs related to acquisitions, cost containment expenses and the write-down of impaired assets.  1.Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. 2.Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships acquired, integration and other costs related to acquisitions, cost containment expenses and the write-down of impaired assets. 3.All EPS information is based upon diluted shares. 4.Includes EBITDA from discontinued operations of $1.0 million for the three months ended March 31, 2011. 5.Normalized EBITDA excludes integration and other costs related to acquisitions, cost containment expenses and the write-down of impaired assets.

Revenue Breakdown 1st Quarter 2011 Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. ($ in millions) 2011 1 2010 % Change Property & Facilities Management 478.3 420.6 14 Leasing 353.5 327.7 8 Sales 157.9 117.4 34 Appraisal & Valuation 75.3 70.0 8 Investment Management 39.4 31.2 26 Commercial Mortgage Brokerage 39.0 21.8 79 Development Services 16.3 16.7 -2 Other 26.4 20.5 29 Total 1,186.1 1,025.9 16 Three months ended March 31,

Outsourcing CAGR 14% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Q1 2011 Wins 13 new 22 renewals 9 expansions Highlights: 44 long-term contracts signed in Q1 2011 - the highest quarterly total ever for CBRE All regions had double digit revenue growth Strong business development pipeline, with focus on global portfolios Increasing penetration into new verticals (e.g., healthcare, government) Corporate spending is increasing Job growth is now evident

Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks Summer 2011 preliminary US Vacancy US Absorption Trends (in millions of square feet) 4Q10 4Q11F 4Q12F 1Q10 1Q11 2009 2010 2011F 2012F 1Q10 1Q11 Office 16.5% 15.9% 14.7% 16.8% 16.4% -41.2 21.3 25.3 47.4 -1.0 4.9 Industrial 14.3% 13.4% 12.1% 14.5% 14.1% -255.7 14.9 134.3 217.0 -22.2 29.3 Retail 13.0% 12.7% 11.8% 12.9% 13.1% -20.2 -1.1 7.8 23.0 -2.7 -1.3 Cap Rates Stable and Volumes Up Cap Rate Growth1 1Q10 4Q10 1Q11 4Q11F Office Volume ($B) 4.1 19.7 9.8 Cap Rate 8.2% 7.1% 7.3% -20 to +90 bps Industrial Volume ($B) 2.5 7.4 2.6 Cap Rate 8.7% 8.2% 7.8% -10 to +70 bps Retail Volume ($B) 3.2 7.9 5.2 Cap Rate 8.2% 7.7% 7.6% -30 to +50 bps Source: RCA April 2011 1. CBRE EA  estimates

Sales and Leasing Revenue - Americas ($ in millions) Sales Leasing 38% 8% 60% 36% 2011

Sales and Leasing Revenue – EMEA ($ in millions) Sales Leasing 12% 37% 1% 13% 2011

Sales and Leasing Revenue – Asia Pacific ($ in millions) Sales Leasing 57% 51% 15% 24% 2011

Development Services Balance Sheet Participation $71.2 million co-invested in Development Services at quarter end. $16.8 million in recourse debt to CBRE and repayment guarantees. In Process figures contain Long-Term Operating Assets (LTOA), including $1.5 billion for 1Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.5 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 1Q11 Projects In Process/Pipeline ($ in billions) In Process Pipeline ($ in millions) 3/31/2011 3/31/2010 Revenue 19.2 18.3 EBITDA 13.5 5.5 Add Back: Cost Containment - 0.1 Normalized EBITDA 13.5 5.6 Normalized EBITDA Margin 70% 31% Quarter Ended

Global Investment Management ($ in billions) ($ in millions) CAGR 18% CAGR 16% ($ in millions) Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. ING closing remains on-track for second half of 2011 CBRE’s co-investments totaled $98.5 million at end of Q1 2011 Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 - - - 28.0 101.7 88.7 19.9 0.4 57.1 68.4 94.0 127.3 228.0 347.9 141.4 215.6 161.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Rental

Global Investment Management Pro-forma Normalized EBITDA For the three months ended March 31, 2011 and 2010, the Company recorded net carried interest incentive compensation expense of $1.0 million and $1.1 million, respectively, pertaining to future periods. As of March 31, 2011, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $21 million, which pertains to anticipated future carried interest revenue. Includes EBITDA from discontinued operations of $1.0 million for the three months ended March 31, 2011. Includes revenue from discontinued operations of $1.0 million for the three months ended March 31, 2011. ($ in millions) 2011 2010 EBITDA 1 6.0 (4.9) Add Back: Integration and other costs related to acquisitions 7.5 - Write-down of investments - 4.5 Cost containment expenses - 0.4 Normalized EBITDA 1 13.5 - Net accrual of compensation expense related to carried interest revenue not yet recognized 1.0 1.1 Pro-forma Normalized EBITDA 1 14.5 1.1 Pro-forma Normalized EBITDA Margin 1,2 28% 3% Three Months Ended March 31,

Mandatory Amortization and Maturity Schedule $ millions $700 million revolver facility matures in May 2015. As of March 31, 2011 the outstanding revolver balance was $60.7 million. As of March 31, 20111 - 200.0 400.0 600.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan B Sr. Subordinated Notes Sr. Unsecured Notes Revolver

Capitalization Net of original issue discount of $12.0 million and $12.3 million at March 31, 2011 and December 31, 2010, respectively. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $557.8 million and $623.8 million at March 31, 2011 and December 31, 2010, respectively. Excludes $277.7 million and $453.8 million of non-recourse warehouse facility at March 31, 2011 and December 31, 2010, respectively. ($ in millions) 3/31/2011 12/31/2010 Variance Cash 427.6 506.6 (79.0) Revolving credit facility 60.7 17.5 43.2 Senior secured term loan A 332.5 341.3 (8.8) Senior secured term loan B 298.5 299.2 (0.7) Senior subordinated notes 1 438.0 437.7 0.3 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 2 13.6 3.7 9.9 Other debt 3 0.1 0.2 (0.1) Total debt 1,493.4 1,449.6 43.8 Stockholders' equity 996.5 908.2 88.3 Total capitalization 2,489.9 2,357.8 132.1 Total net debt 1,065.8 943.0 122.8 As of

Business Outlook We are in the early months of a cyclical recovery Outsourcing fundamental trends remain strong Investment sales expected to continue to improve at higher than normal rates as we move toward a fully functioning market Leasing growth rates should remain solid with tougher compares Growth expected to be more robust in Americas & Asia Pacific Expense growth expected to be slower in full year 2011 versus full year 2010 Continue to expect full year 2011 earnings to be in the range of $0.95 to $1.05 per share

GAAP Reconciliation Tables

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) Includes EBITDA related to discontinued operations of $1.0 million for the three months ended March 31, 2011. Includes depreciation and amortization related to discontinued operations of $0.3 million for the three months ended March 31, 2011. Includes interest expense related to discontinued operations of $0.7 million for the three months ended March 31, 2011. Includes revenue related to discontinued operations of $1.0 million for the three months ended March 31, 2011. ($ in millions) 2011 2010 Normalized EBITDA 1 120.6 $ 87.5 $ Adjustments: Integration and other costs related to acquisitions 7.6 1.0 Cost containment expenses - 7.0 Write-down of impaired assets - 4.5 EBITDA 1 113.0 75.0 Add: Interest income 2.7 1.8 Less: Depreciation and amortization 2 23.5 26.3 Interest expense 3 34.4 49.8 Provision for income taxes 23.4 7.3 Net income (loss) attributable to CB Richard Ellis Group, Inc. 34.4 (6.6) Revenue 4 1,186.1 $ 1,025.9 $ Normalized EBITDA Margin 1 10.2% 8.5% Three Months Ended March 31,

Reconciliation of Net Income (Loss) to Net Income, As Adjusted ($ in millions, except for per share data) 2011 2010 Net income (loss) attributable to CB Richard Ellis Group, Inc. 34.4 $ (6.6) $ Integration and other costs related to acquisitions, net of tax 4.5 0.6 Amortization expense related to customer relationships acquired, net of tax 1.7 1.9 Cost containment expenses, net of tax - 4.5 Write-down of impaired assets, net of tax - 2.8 Net income attributable to CB Richard Ellis Group, Inc., as adjusted 40.6 $ 3.2 $ Diluted income per share attributable to CB Richard Ellis Group, Inc., as adjusted 0.13 $ 0.01 $ Weighted average shares outstanding for diluted income per share 322,920,829 317,048,290 Three Months Ended March 31,